UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  March 31, 2008

                                 LHC GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                    8082                  71-0918189
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(State or Other Jurisdiction      (Commission            (I.R.S. Employer
     of Incorporation)            File Number)          Identification No.)

                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement.

     The information contained in the discussion under Item 2.03 below is incorporated by reference herein.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On March 31, 2008, LHC Group, Inc. (the "Company") entered into the Second Amendment to Credit Agreement (the "Second Amendment") by and among the Company, Capital One, National Association, as administrative agent (the "Agent") and the lenders party thereto (the "Lenders"). The Second Amendment amends the Credit Agreement dated as of February 20, 2008, as amended by First Amendment thereto dated as of March 6, 2008 (as so amended, the "Credit Agreement") among the Company, the Agent and the Lenders. The Second Amendment amends the Credit Agreement by increasing the maximum aggregate principal amount of the Swing Line loans from $2.0 million to $7.5 million.

The summary above is qualified in its entirety by the Second Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

A copy of the Second Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LHC GROUP, INC.


                                         By:  /s/ Peter J. Roman
                                              ----------------------------------
                                              Peter J. Roman
                                              Senior Vice President and Chief
                                              Financial Officer



Dated: April 2, 2008


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                                INDEX TO EXHIBITS



     EXHIBIT NO.         DESCRIPTION
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        10.1             Second Amendment Credit Agreement by and among LHC
                         Group, Inc., Capital One, National Association, as administrative agent for the lenders, and the lenders party thereto, dated as of March 31, 2008.